Exhibit 10.14
                      ISES Statement of Work for Motorola







                                    Exhibit D







            ISES Statement of Work for the Motorola Streamaster User
                            Interface Stallone v1.1



                                 April 26, 2000











Doug Hoffman
Project Manager
ISES, Corp.
2600 72nd St., Suite C
Des Moines, IA  50322
Tel (515)331-0560
Fax (515)331-3901
email: dough@ises-amp.com

[Confidential Treatment has been requested for this portion of this Exhibit]

G.   Signature Blocks

IN WITNESS WHEREOF, the parties agree to the specifications listed in this Statement of Work and have caused this Agreement to be executed by their duly authorized representatives.

ISES Corp.                                Motorola, Inc.

By:      /S/                              By:       /S/
Name:    Mark Malinak                     Name:     Jacqueline S. Beauchamp
Title:   V.P. Sales                       Title:    General Manager
Date:    4/27/00                          Date:     4/28/00



Confidential / Proprietary Information

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